UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	February 18, 2016

FelCor Lodging Trust Incorporated
(Exact name of registrant as specified in its charter)

Maryland	001-14236	75-2541756
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

545 E. John Carpenter Frwy., Suite 1300 Irving, Texas	75062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	972 444-4900

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement.

On February 18, 2016, FelCor Lodging Trust Incorporated, or FelCor, entered into an agreement with Land & Buildings Investment Management LLC, or Land & Buildings, a registered investment advisor specializing in publicly traded real estate and real estate related securities and a FelCor stockholder, pursuant to which:

1.	The Board will act to increase its size to 11 directors, with two vacancies to be filled;

2.
FelCor and Land & Buildings will work cooperatively and in good faith to identify, as soon as practical, two candidates to fill those vacancies who are reasonably acceptable to FelCor and Land & Buildings and each of whom will be independent of each of FelCor and Land & Buildings and their respective affiliates, including (i) neither is employed by Land & Buildings or its affiliates or associates, (ii) neither is a party to, has or otherwise benefits from compensation arrangements with Land & Buildings or its affiliates or associates and (iii) each qualifies as an independent director under Section 303A of the New York Stock Exchange’s Listed Company Manual.

3.
The candidates identified as described above will be elected by the Board to serve as directors of FelCor through FelCor’s 2016 annual meeting of stockholders and will be nominated by the Board for re-election by FelCor’s stockholders at that meeting and at FelCor’s 2017 annual meeting of stockholders. If prior to either such meeting either or both of such new directors are unable or unwilling to continue to serve as a director of FelCor, FelCor and Land & Buildings will work cooperatively and in good faith to identify a substitute or substitutes who meet the independence standards described above and to elect such substitute or substitutes instead of the new director or directors who cease serving.

The foregoing description of the agreement is qualified in its entirety by reference to the full text of the agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 7.01     Regulation FD Disclosure

On February 19, 2016, FelCor issued a press release, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K, announcing that that it and Land & Buildings had entered into the agreement.

Item 9.01    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Exhibit
10.1	Letter Agreement dated February 18, 2016 between FelCor Lodging Trust Incorporated and Land & Buildings Investment Management LLC.
99.1	Press release issued by FelCor Lodging Trust Incorporated on February 19, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: February 19, 2016	FelCor Lodging Trust Incorporated

	By:	/s/Jonathan H. Yellen
Jonathan H. Yellen
Executive Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

Exhibit Number	Description of Exhibit
10.1	Letter Agreement dated February 18, 2016 between FelCor Lodging Trust Incorporated and Land & Buildings Investment Management LLC.
99.1	Press release issued by FelCor Lodging Trust Incorporated on February 19, 2016.